UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Equity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026

You may vote your proxy when you view the
materials on the Internet. You will be asked
to follow the prompts to vote your shares.
EQUITY BANCSHARES, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	EQUITY BANCSHARES, INC. 7701 East Kellogg Drive, Suite 850 Wichita, Kansas 67207

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
April 21, 2026

Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2026 Annual Meeting of Stockholders of Equity Bancshares, Inc. (the “Company”) will be held on April 21, 2026, at 4:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206.

The Annual Meeting is being held for the following purposes:

(1)

to elect five Class III directors to the Company’s Board of Directors to serve until the Company’s 2029 Annual Meeting of Stockholders, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

(2)

to vote on a non-binding, advisory resolution to approve the compensation paid to our named executive officers for the fiscal year ended December 31, 2025, as described within the Proxy Statement (commonly referred to as a “say on pay” vote);

(3)	to approve the Second Amendment to the Equity Bancshares, Inc. 2022 Omnibus Equity Incentive Plan to increase the number of shares available for issuance under such plan;

(4)	to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

(5)	to transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposals 2, 3 and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER
The Proxy Materials are available for review at:
investor.equitybank.com

2026

EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 850

Wichita, Kansas 67207

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on April 21, 2026

The following Proxy Materials are available to you to review at: investor.equitybank.com

-	the Company’s Annual Report for the year ended December 31, 2025;
-	the Company’s 2026 Proxy Statement;
-	the Proxy Card; and
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 7, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

Please note that we must receive your vote by 10:59 p.m., Central Time, on April 20, 2026 for your vote to be counted.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-266-6791, or

By logging on to www.cstproxyvote.com or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.